                                                                     EXHIBIT 1.1
                                2,000,000 SHARES

                                PMR CORPORATION

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT


                                                _________________, 1997



EQUITABLE SECURITIES CORPORATION
LEHMAN BROTHERS INC.
WESSELS, ARNOLD & HENDERSON, L.L.C.
c/o Equitable Securities Corporation
  As Representatives of the several
   Underwriters
800 Nashville City Center
Nashville, Tennessee  37219-1743

Ladies and Gentlemen:

           The undersigned, PMR Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Company"), and the Selling Stockholders (as hereinafter defined) hereby confirm their respective agreements with you (the "Representatives") and the other underwriters named in
Schedule 1 hereto (you and the other underwriters being herein collectively called the "Underwriters") as follows:

           1. Introductory. The Company proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters 1,490,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company. Certain stockholders of the Company named in Schedule 2 hereto (each, a "Selling Stockholder" and together, the "Selling Stockholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 510,000 shares of Common Stock, with each Selling Stockholder selling the number of shares of Common Stock set forth opposite such Selling Stockholder's name on
Schedule 2 hereto. The shares to be sold by the Company and the shares to be sold by the Selling Stockholders are referred to herein as the "Shares." In addition, solely for the purpose of covering over-allotments, the Company proposes to issue and sell to the Underwriters, at the option of the Underwriters, up to an additional 300,000 shares of Common Stock (the "Additional Shares"). The Common Stock is more fully described in the Prospectus referred to below.

           2. Representations and Warranties of the Company and the Selling Stockholders.

                     (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                               (i) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-2 and, as necessary to cause such registration statement to become effective, has filed one or more amendments thereto (Registration No. 333-____) for the registration of the Shares and the Additional Shares under the Securities Act of 1933, as amended (the "Act"). Such registration statement, including all documents incorporated by reference therein, the prospectus, financial statements and schedules, exhibits and all other documents filed as a part thereof, as amended at the time of effectiveness of the registration statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A or Rule 434 of the rules and regulations of the Commission under the Act (the "Regulations"), and any additional registration statement filed pursuant to Rule 462(b) of the Regulations with respect to the Shares ("Rule 462(b) Registration Statement"), is herein called the "Registration Statement," and the prospectus (including any prospectus subject to completion meeting the requirements of Rule 434(b) of the Regulations provided by the Company together with any term sheet meeting the requirements of such Rule 434(b) as the prospectus provided to meet the requirements of
           Section 10(a) of the Act), including all documents incorporated by reference therein, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations or filed as part of the Registration Statement at the time of effectiveness if no such Rule 424(b) or Rule 434 filing is required, is herein called the "Prospectus." The term "Preliminary Prospectus" as used herein each prospectus subject to completion filed with the Registration Statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective). Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-2 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be.

                              (ii) At the time of the effectiveness of the Registration Statement and at all times subsequent thereto until and including the Closing Date (as defined in Section 3) and each Additional Closing Date (as defined in Section 3), if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, and during such longer period until any post-effective amendment thereto shall become effective, the Registration Statement and the Prospectus and any amendments thereof and supplements thereto contained or will contain all statements which are required to be stated therein in accordance with the Act and the Regulations, complied or will comply with the Act and the Regulations and the Exchange

           Act and the rules and regulations thereunder, and does not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no event will have occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not then been set forth in such an amendment or supplement; each Preliminary Prospectus, as of the date filed with the Commission, did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; except that no representation or warranty is made in this Section 2(a)(ii) with respect to statements or omissions made in reliance upon and in conformity with written information furnished to the Company expressly for inclusion in any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereto, as stated in
           Section 8(b) with respect to any Underwriter by or on behalf of such Underwriter through the Representatives. Any term sheet and prospectus subject to completion provided by the Company to the Underwriters for use in connection with the offering and sale of the Shares pursuant to Rule 434 of the Regulations together are not materially different from the last preliminary prospectus included in the Registration Statement at the time of its effectiveness (exclusive of any information deemed to be a part thereof by virtue of Rule 434(d) of the Regulations).

                             (iii) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed (or, if any amendment with respect to any such document was filed, when such amendment was filed) with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto became effective and at the Closing Date and each Additional Closing Date, if any, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                              (iv) Neither the Commission nor, to the knowledge of the Company, the "blue sky" or securities authority of any jurisdiction has issued an order suspending the effectiveness of the Registration Statement (a "Stop Order"), preventing or suspending the use of any Preliminary Prospectus, the Prospectus, the Registration Statement, or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, or suspending the registration or qualification of the Shares or the Additional Shares, nor, to the knowledge of the Company, has any of such authority instituted or threatened to institute any proceedings with respect to a Stop Order.

                               (v) Any contract, agreement, instrument, lease, license or other document required to be described in the Registration Statement or the Prospectus has been properly described therein. Any contract, agreement, instrument, lease, license or other document required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to the Registration Statement.

                              (vi) Each of the Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation, with full corporate power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities and all courts and other tribunals, to own, lease, license and use its respective properties and assets and to carry on its respective businesses in the manner described in the Prospectus, including such consents, authorizations, approvals, orders, licenses, certificates, permits, declarations and filings as are required under such federal and state health care laws, statutes and regulations as are applicable to the Company and its subsidiaries (except for such consents, authorizations, approvals, orders, licenses, certificates, permits, declarations and filings which the failure to have obtained, individually or in the aggregate, does not and will not have a material adverse effect upon the results of operations, business, condition (financial or otherwise) prospects, properties or assets of the Company and its subsidiaries, taken as a whole), and neither the Company nor its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such consent, authorization, approval, order, license, certificate, permit, declaration or filing, nor, to the best knowledge of the Company and its subsidiaries, is there any basis therefor; no such consent, authorization, approval, order, license, certificate, permit, declaration or filing contains a materially burdensome restriction to the Company and its subsidiaries not adequately disclosed in the Registration Statement and the Prospectus; the Company and each of its subsidiaries has fulfilled and performed in all material respects all of their respective obligations with respect to each such consent, authorization, approval, order, license, certificate, permit, declaration or filing, and no event has occurred which allows (or which, with notice or lapse of time or both, would allow) revocation or termination thereof or results in any material impairment of the rights of the holder of any such consent, authorization, approval, order, license, certificate, permit, declaration or filing. Each of the Company and its subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing or use of property and assets or the conduct of its business makes such qualification necessary, except where the failure to be so qualified or in good standing, individually or in the aggregate, does not and will not have a material adverse effect upon the results of operations, business, condition (financial or otherwise), prospects, properties or assets of the Company and its subsidiaries, taken as a whole.

                             (vii) The Company had, at July 31, 1997, an authorized and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization." Each outstanding share of Common Stock (including the Shares being sold by the Selling Stockholders) are duly and validly authorized and issued, fully paid and nonassessable and were not issued and are not now in violation of or subject to any preemptive or similar rights. The Shares and Additional Shares being sold by the Company hereunder are duly and validly authorized and, when issued, delivered and sold in accordance with this Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable, and will not have been issued in violation of or be subject to any preemptive or similar rights and the Underwriters will receive good title to the Shares and Additional Shares purchased by them from the Company, free and clear of all liens, security interests, pledges, charges, claims, encumbrances, restrictions on transfer, stockholder agreements, voting trust, voting rights or other defect of title whatsoever. The securities of the Company conform to the descriptions thereof contained in the Registration Statement or the Prospectus. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company, except as properly described in the Prospectus. Except for the Shares being sold by the Selling Stockholders, no holder of securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares and Additional Shares contemplated hereby (other than any such registration rights that have been waived in writing). All of the issued and outstanding shares of capital stock of each subsidiary of the Company has been duly and validly authorized and issued, fully paid and nonassessable and were not issued in violation of preemptive or similar rights. The Company owns, directly or indirectly, all of the outstanding shares of capital stock of each of its subsidiaries free and clear of all liens, security interests, pledges, charges, claims, encumbrances, restrictions on transfer, stockholder agreements, voting trust, voting rights or other defect of title whatsoever.

                            (viii) The consolidated financial statements, any supplementary financial information and any related schedules of the Company and its subsidiaries included in or incorporated by reference into the Registration Statement and the Prospectus fairly present, in all material respects, with respect to the Company and its subsidiaries, the financial position, the results of operations and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply. Such financial statements, supplementary financial information and related schedules have been prepared in accordance with United States generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved, are correct and complete, and are in accordance with the books and records of the Company and its subsidiaries in all material respects. The financial data set forth in the Prospectus under the captions "Summary Consolidated Financial Data," "Capitalization," "Selected Consolidated Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" fairly present, on the basis stated in the Prospectus, the information set forth therein and have been compiled on a basis consistent with that of the financial statements included in or incorporated by reference into the Registration Statement and the Prospectus. Ernst & Young LLP, who have certified the financial statements and supporting schedules thereto included in the Registration Statement and the Prospectus, and whose report is filed with the Commission as part of the Registration Statement and the Prospectus, are, and during the periods covered by the report included in the Registration Statement and the Prospectus were, independent public accountants with respect to the Company and its subsidiaries as required by the Act and the

           Regulations. No other financial statements are required by Form S-2 or otherwise to be included in the Registration Statement or the Prospectus. There has been no material adverse change in the results of operations, business, condition (financial or otherwise), properties, or assets of the Company or any of its subsidiaries from the latest information set forth in the Registration Statement or the Prospectus, except as properly described in the Prospectus; and there is no fact known to the Company which could reasonably be expected to have a material adverse effect on the future prospects of the Company or any of its subsidiaries (other than political or economic matter of general applicability or as properly described in the Prospectus).

                              (ix) There is no action, suit, arbitration, claim, governmental or other proceeding or investigation (domestic or foreign, formal or informal) pending or, to the knowledge of the Company, threatened in writing, or in prospect (or any basis therefor known to the Company) with respect to the Company or its subsidiaries or any of their respective operations, businesses, properties or assets except as properly described in the Prospectus or such as, individually or in the aggregate, do not now have and are not reasonably expected in the future to have a material adverse effect upon the results of operations, business, condition (financial or otherwise), prospects, properties or assets of the Company and its subsidiaries, taken as a whole. Neither the Company nor any of its subsidiaries is in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree (domestic or foreign), except as properly described in the Prospectus or such as in the aggregate do not now have and are not reasonably expected in the future to have, individually or in the aggregate, a material adverse effect upon the results of operations, business, condition (financial or otherwise), prospects, properties or assets of the Company and its subsidiaries, taken as a whole, nor is the Company or any of its subsidiaries required to take any action in order to avoid any such violation or default.

                               (x) Each of the Company and its subsidiaries has fee simple title which is good and marketable (or which is good and indefeasible or other local variation thereof) to all real property and good and marketable title to all personal property owned by each of them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects (except as properly described in the Prospectus). The real property and buildings which the Prospectus indicates are held under lease by the Company and any of its subsidiaries are held by them under legal, valid, binding, subsisting and enforceable leases free of exceptions (except as properly described in the Prospectus). No real property leased, or to the knowledge of the Company licensed or used, by the Company or any of its subsidiaries lies in an area which is or, to the knowledge of the Company, will be, subject to zoning, use or building code restrictions which would prohibit, and no state of facts relating to the actions or inaction of another person or entity or his, her or its ownership, leasing, licensing or use of any real or personal property exists or, to the knowledge of the Company, will exist, which would prevent the continued effective leasing, licensing or use of such real property in the respective businesses of the Company and its subsidiaries as presently conducted or as the Prospectus indicates they contemplate conducting (except as properly described in the Prospectus or such as do not now have and will not in the future have, individually or in the aggregate, a material adverse effect upon the results of operations, business, condition (financial or otherwise), prospects, properties or assets of the Company and its subsidiaries, taken as a whole).

                              (xi) Each of the Company and its subsidiaries possesses such authority, licenses, approvals, franchises, certificates and permits issued by the appropriate local, state, federal or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by them, except for such authority, licenses, approvals, franchises, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the results of operations, business, condition (financial or otherwise), prospects, properties or assets of the Company and its subsidiaries, taken as a whole; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such authority, license, approval, franchise, certificate or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would have a material adverse effect upon the results of operations, business, condition (financial or otherwise), prospects, properties or assets of the Company and its subsidiaries, taken as a whole.

                             (xii) None of the Company, its subsidiaries nor, to the knowledge of the Company, any other party is now or is expected by the Company to be in violation or breach of, or in default with respect to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company or any of its subsidiaries is a party, or to which any of their respective properties or assets are subject, and each such contract, agreement, instrument, lease, license, arrangement and understanding is in full force and effect and is the legal, valid and binding obligation of the Company or one of its subsidiaries and, to the knowledge of the Company, the other parties thereto and is enforceable against the Company or one of its subsidiaries and, to the knowledge of the Company, against the other parties thereto in accordance with its terms. Each of the Company and its subsidiaries enjoys peaceful and undisturbed possession under all such leases and licenses under which it is operating. Neither the Company nor its subsidiaries is a party to or bound by any contract, agreement, instrument, lease, license, arrangement or understanding, or subject to any charter or other restriction, which has had or is reasonably expected in the future to have, individually or in the aggregate, a material adverse effect on the results of operations, business, condition (financial or otherwise), prospects, properties or assets of the Company and its subsidiaries, taken as a whole, except as properly disclosed in the Prospectus. Neither the Company nor its subsidiaries is in violation or breach of, or in default with respect to, any term of its respective certificate or articles of incorporation or bylaws.

                            (xiii) All patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, franchises and other intangible properties and assets (all of the foregoing being herein called "Intangibles") that the Company or any of its subsidiaries owns or has pending, or under which they are licensed, are in good standing and uncontested, except as properly described in the Prospectus or such as in the aggregate do not now have and will not in the future have, individually or in the aggregate, a material adverse effect upon the results of operations, business, condition (financial or otherwise), prospects, properties or assets of the Company and its subsidiaries, taken as a whole. There is no right under any Intangible necessary to the respective businesses of the Company and its subsidiaries as presently conducted or as the Prospectus indicates they contemplate conducting, except as properly described in the Prospectus. Neither the Company nor any of its subsidiaries has infringed, is infringing, or has received notice of infringement with respect to asserted Intangibles of others, except for such infringement or alleged infringement that has not had, or cannot reasonably be expected to have, individually or in the aggregate, a material adverse effect on the results of operations, business, condition (financial or otherwise), prospects, properties or assets of the Company and its subsidiaries, taken as a whole. To the knowledge of the Company, there is no infringement by others of Intangibles of the Company or its subsidiaries, except as properly described in the Prospectus. To the knowledge of the Company, there is no Intangible of others which has had or may reasonably be expected to in the future have, individually or in the aggregate, a material adverse effect on the results of operations, business, condition (financial or otherwise), prospects, properties or assets of the Company and its subsidiaries, taken as a whole.

                             (xiv) None of the Company, its subsidiaries or any person associated with or acting on behalf of the Company or its subsidiaries including, without limitation, any director, officer, agent or employee of the Company or its subsidiaries has, directly or indirectly, while acting on behalf of the Company or its subsidiaries, to the knowledge of the Company (A) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (B) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (C) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (D) made any other unlawful payment.

                              (xv) There are no material Medicare, Medicaid or other managed care recoupment or recoupments of any third-party payor being sought, requested, claimed or, to the knowledge of the Company, threatened against the Company, any of its subsidiaries or any of the providers with which the Company is affiliated through management agreements or management and affiliation agreements or otherwise (the "Providers").

                             (xvi) None of the Company, any of its subsidiaries or any of the Providers is in violation of any health care law, ordinance, administrative or governmental rule or regulation applicable to the Company, any of its subsidiaries or the Providers, including, without limitation, those relating to reimbursement by government agencies and fraudulent or wrongful billings, the violation of which would have, either individually or in the aggregate, a material adverse effect on the results of operations, business, condition (financial or otherwise), prospects, properties or assets of the Company and its subsidiaries, taken as a whole.

                            (xvii) None of the Company, any of its subsidiaries or any of the Providers nor any employee or agent of the Company, any of its subsidiaries or any of the Providers has made any payment of funds or received or retained any funds in violation of any health care law, rule or regulation, the violation of which would have, either individually or in the aggregate, a material adverse effect on the results of operations, business, condition (financial or otherwise), prospects, properties or assets of the Company and its subsidiaries, taken as a whole.

                           (xviii) The businesses of the Company, its subsidiaries or the Providers do not violate any health care statute, administrative or governmental rule or regulation of the United States applicable to the Company or any of its subsidiaries, including, but not limited to, 42 U.S.C. Section1320a-7b, or any health care judgment, injunction, order or decree of any court or governmental entity or instrumentality of the United States having jurisdiction over the Company, any of its subsidiaries or any of the Providers, except for violations that would not have, either individually or in the aggregate, a material adverse effect on the results of operations, business, condition (financial or otherwise), prospects, properties or assets of the Company and its subsidiaries, taken as a whole.

                             (xix) The statements in the Registration Statement and the Prospectus under the captions "Risk Factors--Impact of Health Care Reform and the Balanced Budget Act of 1997," "--Government Regulation" and "Business--Government Regulation," insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present, in all material respects, the information called for with respect to such legal matters, documents and proceedings and fairly summarize, in all material respects, the matters referred to therein.

                              (xx) The Company has full power (corporate and other) to execute and deliver this Agreement and to carry out all the terms and provisions hereof to be carried out by it. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery and performance of this Agreement by the Company. This Agreement has been duly authorized, executed and delivered by the Company, and (assuming this Agreement is a binding agreement of the Underwriters) is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, fraudulent conveyance and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal (domestic or foreign) is required by the Company for the execution, delivery or performance of this Agreement by the Company (except filings under the Act which have been or will be made before the Closing Date and such consents consisting only of consents under "blue sky" or securities laws which have been obtained at or prior to the date of this Agreement). No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company or any of its subsidiaries is a party, or to which any of their respective properties or assets are subject, is required for the execution, delivery or performance of this Agreement; and the execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any such contract, agreement, instrument, lease, license, arrangement or understanding, or violate or result in a breach of any term of the certificate or articles of incorporation or bylaws of the Company or any of its subsidiaries, or violate, result in a breach of, or conflict with any law, rule, regulation (except for such law, rule or regulation the violation of which would not have, individually or in the aggregate, a material adverse effect on the results of operations, business, condition (financial or otherwise), prospects, properties or assets of the Company and its subsidiaries, taken as a whole), order, judgment or decree binding on the Company or its subsidiaries or to which any of their respective operations, businesses, properties or assets are subject.

                             (xxi) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and except as otherwise properly described in the Prospectus, neither the Company nor its subsidiaries has (A) issued any securities (other than upon the exercise of options and warrants properly described in the Registration Statement) or incurred any liability or obligation, primary or contingent, for borrowed money;
           (B) entered into any material transaction not in the ordinary course of business; or (C) declared or paid any dividend on its capital stock.

                            (xxii) Neither the Company nor to the knowledge of the Company, any of its officers, directors or affiliates (as defined in the Regulations) has taken or will take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock.

                           (xxiii) The Company and its subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns and have paid all taxes shown as due thereon; and there is no tax deficiency that has been, or, to the knowledge of the Company, might be, asserted or threatened against the Company or any of its subsidiaries or any of their respective properties or assets that would have, individually or in the aggregate, a material adverse effect upon the results of operations, business, condition (financial or otherwise), prospects, properties or assets of the Company and its subsidiaries, taken as a whole.

                            (xxiv) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or its Subsidiaries to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them, except as properly disclosed in the Prospectus.

                             (xxv) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that
           (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and
           (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                             (xxvi) The Company, each of its subsidiaries and each of the Providers is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company, any of its subsidiaries, any of the Providers and their respective businesses, assets, employees, officers and directors are in full force and effect; the Company, its subsidiaries and the Providers are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company, any of its Subsidiaries or any of the Providers under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company, each of its subsidiaries and each of the Providers maintains insurance of the types and in amounts generally deemed adequate for its business and consistent with insurance coverage maintained by similar companies and businesses, all of which insurance is in full force and effect. None of the Company, its subsidiaries or the Providers has been refused any insurance coverage sought or applied for; and none of the Company, its subsidiaries or the Providers has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially adversely affect the results of operations, business, condition (financial or otherwise), prospects, properties or assets of the Company and its subsidiaries, taken as a whole.

                           (xxvii) The business, operations and properties of the Company and its subsidiaries have been and are being conducted in compliance in all material respects with all applicable laws, ordinances, rules, regulations, licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, or pollution, or protection of health or the environment (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) of any governmental department, commission, board, bureau, agency or instrumentality of the United States, any state or political subdivision thereof, and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and orders relating thereto, and neither the Company nor any of its subsidiaries has received any notice from any governmental instrumentality or any third party alleging any violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources).

                             (xxviii) The Company has filed an application to list the Shares and the Additional Shares on the Nasdaq National Market and has received notification that the listing has been approved, subject to official notice of issuance.

                            (xxix) The Company is not, and upon consummation of the transactions contemplated hereby will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended (the "Investment Company Act").

                             (xxx) The Company meets all conditions for use of a Form S-2 registration statement pursuant to the Act and the Regulations.

                     (b) Each Selling Stockholder represents and warrants to, and agrees with, each of the several Underwriters that:

                             (i) Such Selling Stockholder has full power
           (corporate and other) to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by such Selling Stockholder hereunder in accordance with the terms of this Agreement; the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of such Selling Stockholder (if a corporation); and this Agreement has been duly executed and delivered by such Selling Stockholder.

                             (ii) Such Selling Stockholder has duly executed and delivered a power of attorney and custody agreement (with respect to such Selling Stockholder, the "Power-of-Attorney" and the "Custody Agreement", respectively), each in the form heretofore delivered to the Representatives, appointing Allen Tepper, Fred D. Furman and Mark
           P. Clein, and each of them, as such Selling Stockholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute, deliver and perform this Agreement on behalf of such Selling Stockholder and appointing StockTrans, Inc., as custodian thereunder (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Shares to be sold by such Selling Stockholder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery under this Agreement. Such Selling Stockholder specifically agrees that each of the Shares represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in-Fact to execute and deliver this Agreement, to agree on the price at which the Shares (including such Selling Stockholder's Shares) are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of such Selling Stockholder, by operation of law or otherwise, whether in the case of any individual Selling Stockholder by the death or incapacity of such Selling Stockholder, in the case of a trust or estate by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate, or in the case of a corporate or partnership Selling Stockholder by its liquidation or dissolution or by the occurrence of any other event. If any individual Selling Stockholder, trustee or executor should die or become incapacitated or any such trust should be terminated, or if any corporate or partnership Selling Stockholder shall liquidate or dissolve, or if any other event should occur, before the delivery of such Shares hereunder, the certificates for such Shares deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity, termination, liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof.

                             (iii) Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Shares, as provided herein, such Selling Stockholder will convey and the Underwriters will acquire good, valid and marketable title to such Shares, free and clear of any security interests, liens, encumbrances, equities, claims or other defects.

                              (iv) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which was designed to cause or result, or which might be reasonably expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock.

                               (v) Such Selling Stockholder has not, directly or indirectly, since the filing of the Registration Statement (A) sold, bid for, purchased, attempted to induce any person to purchase, or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Shares by the Selling Stockholders under this Agreement).

                              (vi) To the extent that any statements or omissions are made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use therein, such Preliminary Prospectus did conform, and the Registration Statement and the Prospectus and any amendments or supplements thereto, when they become or became effective or are filed with the Commission, as the case may be, will conform, in all material respects to the requirements of the Act and the Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. In addition, such Selling Stockholder has reviewed the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Registration Statement, and
           (a) the information regarding such Selling Stockholder set forth therein under the caption "Principal and Selling Stockholders" is complete and accurate and (b) to the best knowledge of such Selling Stockholder, each Preliminary Prospectus did conform, and the Registration Statement and the Prospectus and any amendments or supplements thereto, when they become effective or are filed with the Commission, as the case may be, will conform, in all material respects to the requirements of the Act and the Regulations and did not and will not contain any untrue statement of material fact or omit to state any material fact necessary in order to make statements therein not misleading.

                             (vii) The sale of Shares by such Selling
           Stockholder pursuant hereto is not prompted by any adverse information concerning the Company or any of its subsidiaries that is not set forth in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                            (viii) The sale of Shares to the Underwriters by such Selling Stockholder pursuant to this Agreement, the compliance by such Selling Stockholder with the other provisions of this Agreement and the Custody Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Shares (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act or the Exchange Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of such Selling Stockholder's properties are bound, or the charter documents or by-laws of such Selling Stockholder or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Stockholder.

                              (ix) There are no outstanding options, warrants, rights or other agreements or arrangements requiring such Selling Stockholder at any time to transfer any Shares to be sold hereunder by it.

                               (x) There is not pending or threatened against such Selling Stockholder any action, suit, arbitration, claim, governmental or other proceeding or investigation (domestic or foreign, formal or informal) which (A) questions the validity of this Agreement or of any action taken or to be taken by it pursuant to or in connection with this Agreement or (B) is required to be disclosed in the Registration Statement which is not so disclosed, and such actions, suits, arbitrations, claims, governmental or other proceedings or investigations as are summarized in the Registration Statement, if any, are accurately summarized.

                              (xi) Such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in this Section 2 are not true and correct in all material respects; provided, however, that the foregoing sentence shall not be deemed to constitute a reiteration or guarantee of all of the representations and warranties of the Company contained in this
           Section 2.

                             (xii) On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Stockholder to the several Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with.

           3. Purchase, Sale and Delivery of the Shares and the Additional Shares. On the basis of the representations, warranties, covenants and agreements of the Company herein contained, but subject to the terms and conditions herein set forth, and at a purchase price of $_______ per Share, (A) the Company agrees to sell to the several Underwriters, and the Underwriters, severally and not jointly, agree to purchase from the Company the number of Shares set opposite the respective names of the Underwriters in Column (1) of
Schedule 1 hereto and (B) each Selling Stockholder, severally and not jointly, agrees to sell to the several Underwriters, and the Underwriters, severally and not jointly, agree to purchase from the Selling Stockholders the total number of Shares set opposite the respective names of the Underwriters in Column (2) of
Schedule 1 hereto multiplied by a fraction, the numerator of which is the number of Shares set forth opposite the name of such Selling Stockholder in Schedule 2 and the denominator of which is the total number of Shares to be sold by all Selling Stockholders, in each case subject to such adjustments to eliminate any fractional shares as the Representatives in their sole discretion shall make.

           Payment of the purchase price for, and delivery of certificates for, the Shares shall be made at the office of Stroock & Stroock & Lavan LLP, New York, New York 10038-4982, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:30 a.m., New York time, on the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange
Act)(unless postponed in accordance with the provisions of Section 9 hereof) following the date of this Agreement, or such other time not later than seven business days after such date as shall be agreed upon by the Representatives, the Company and the Selling Stockholders (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Company and the Custodian, as the case may be, by certified or official bank check or checks drawn in federal funds or similar same day funds payable to the order of the Company or the Custodian, as the case may be (or by wire transfer to an account of the Company and an account of the Custodian with a bank in New York City specified by each of them at least two business days prior to the Closing Date), against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Shares to be purchased by them. Certificates for the Shares shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least two full business days prior to the Closing Date. The Company and the Custodian will permit the Representatives to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

           In addition, the Company hereby grants to the several Underwriters the option to purchase up to 300,000 Additional Shares at the same purchase price per share to be paid by the several Underwriters to the Company for the Shares as provided for in this Section 3. This option may be exercised only to cover over-allotments in the sale of shares by the several Underwriters. Any such election to purchase Additional Shares may be exercised at any time, in whole or in part, by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Additional Shares to be purchased and the date and time when such Additional Shares are to be delivered, as reasonably determined by the Representatives (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second business day after the date on which the option shall have been exercised nor later than the eighth business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Certificates for Additional Shares shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least two full business days prior to the Additional Closing Date. The Company will permit the Representatives to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

           Each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Additional Shares which bears the same relationship to the total number of Additional Shares to be sold to the Underwriters by the Company, as the number of Shares set forth opposite the name of such Underwriter in Schedule 1 hereto in Column (3) (or such number of Shares increased as set forth in Section 9 hereof) bears to the total number of Shares.

           Payment for the Additional Shares shall be made by certified or official bank check or checks, in federal funds or similar same day funds, payable to the order of the Company (or by wire transfer to an account of the Company with a bank in New York City specified by it at least two business days prior to the Additional Closing Date), at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional Shares to the Representatives for the respective accounts of the Underwriters.

           4. Offering. Subject to the terms of this Agreement, the Underwriters will make a public offering of the Shares on or as soon after the effective date of the Registration Statement as the Representatives deem advisable. The Shares initially is to be offered to the public at the initial public offering price provided for in Section 3 (such price being herein called the "public offering price"). After the initial public offering, the Representatives may from time to time increase or decrease the public offering price, in their sole discretion, by reason of changes in general market conditions or otherwise.

           5. Covenants of the Company and the Selling Stockholders.

                     (a) The Company covenants and agrees with the several Underwriters that:

                               (i) If the Registration Statement has not yet been declared effective the Company will use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as possible, and if Rule 430A of the Regulations is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434 of the Regulations, the Company will file the Prospectus (properly completed if such Rule 430A has been used) pursuant to such Rule 424(b) or Rule 434 within the prescribed time period and will provide evidence satisfactory to the Representatives of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434.

                               The Company will notify the Representatives immediately (A) when the Registration Statement and any post-effective amendment thereto become effective, (B) of the receipt of any comments from the Commission or the "blue sky" or securities authority of any jurisdiction regarding the Registration Statement, any post-effective amendment thereto, the Prospectus, or any amendment or supplement thereto and (C) of the receipt of any notification with respect to a Stop Order or the initiation or threatening of any proceeding with respect to a Stop Order. The Company will use its best efforts to prevent the issuance of any Stop Order and, if any Stop Order is issued, to obtain the lifting thereof as promptly a possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including any prospectus required to be filed pursuant Rule 424(b) and including the issuance or filing of any term sheet within the meaning of Rule 434 of the Regulations) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement, or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus, to which the Representatives shall reasonably object in writing after being timely furnished in advance a copy thereof.

                              (ii) During the time when a prospectus relating to the Shares or the Additional Shares is required to be delivered hereunder or under the Act or the Regulations, comply so far as it is able with all requirements imposed upon it by the Act, as now existing and as hereafter amended, and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares and the Additional Shares in accordance with the provisions hereof and the Prospectus. If, at any time when a prospectus relating to the Shares or the Additional Shares is required to be delivered hereunder or under the Act or the Regulations, any event shall have occurred as a result of which, in the judgment of the Company or the Underwriters, the Registration Statement or the Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if, in the opinion of either of such counsel, it is necessary at any time to amend or supplement the Registration Statement or the Prospectus to comply with the Act or the Regulations, the Company will notify the Representatives immediately and promptly prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the Representatives) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any such amendment declared effective as soon as possible. If any Underwriter is required by law to deliver a prospectus relating to the Shares or the Additional Shares nine months or more after the effective date of the Registration Statement, the Company, upon the request of the Representatives, will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act.

                             (iii) The Company will promptly deliver without charge to each of the several Underwriters such number of copies of each Preliminary Prospectus as the Underwriters may request and, as soon as the Registration Statement or any amendment thereto becomes effective or a supplement is filed, deliver without charge to the Representatives two signed copies of the Registration Statement, including exhibits, or such amendment thereto, as the case may be, and two copies of any supplement thereto, and deliver without charge to each of the several Underwriters such number of copies of the Prospectus, the Registration Statement and amendments and supplements thereto, if any, without exhibits, as the Underwriters may request for the purposes contemplated by the Act.

                              (iv) The Company will endeavor in good faith, in cooperation with the Representatives, at or prior to the time the Registration Statement becomes effective, to qualify the Shares and the Additional Shares for offering and sale under the "blue sky" or securities laws of such jurisdictions as the Representatives may designate; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representatives agree in writing that such action is not at the time necessary or advisable, file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction.

                               (v) The Company will make generally available (within the meaning of Section 11(a) of the Act and the Regulations) to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule

           158 of the Regulations) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

                              (vi) During the period of 120 days from the date of the Prospectus, the Company will not, without the prior written consent of Equitable Securities Corporation, on behalf of the Underwriters, directly or indirectly, issue, offer, sell, pledge, offer to sell, contract to sell or grant any option to purchase, or otherwise sell or dispose (or announce any issuance, offer, sale, pledge, offer of sale, contract of sale or grant of an option to purchase or other sale or disposition) of, any shares of Common Stock or other capital stock of the Company (or any securities convertible into, or exchangeable or exercisable for, any shares of Common Stock or other capital stock of the Company), and the Company will use its best efforts to obtain the undertaking of each of its officers and directors and such of its stockholders as have been heretofore designated by the Representatives and listed on Schedule 3 hereto not to engage in any of the aforementioned transactions on their own behalf, other than the Company's sale of Shares hereunder, the issuance of stock options pursuant to the Company's existing stock option plan as described in the Prospectus and the Company's issuance of Common Stock issuable upon the exercise of stock options or warrants outstanding on the date hereof which are properly described in the Prospectus. The Company shall not amend the vesting provisions of its existing stock option plan within 120 days from the date of the Prospectus.

                             (vii) For a period of three years after the effective date of the Registration Statement, the Company will furnish to the Representatives without charge the following:

                               (A) as soon as practicable after they have been
                     sent to stockholders of the Company or filed with the Commission, the Nasdaq National Market or any national securities exchange, three copies of each annual and interim financial and other report or communication sent by the Company to its stockholders or filed with the Commission, the Nasdaq National Market or national securities exchange;

                               (B) as soon as practicable, a copy of every press
                     release and every material news item and article in respect of the Company, its subsidiaries and their respective affairs which were released by the Company or its subsidiaries, which may be sent by facsimile; and

                               (C) such additional publicly available documents
                     and information with respect to the Company, its subsidiaries and their respective affairs as the Representatives may from time to time reasonably request.

                            (viii) The Company will apply the net proceeds received by it from the offering in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

                              (ix) The Company will furnish to the
           Representatives as early as practicable prior to the Closing Date and any Additional Closing Date, as the case may be, but not less than two full business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements of the Company which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to
           Section 7(h).

                               (x) The Company will not file any amendment or supplement to the Registration Statement or Prospectus at any time, whether before or after the effective date of the Registration Statement, unless such filing shall comply with the Act and the Regulations and unless the Representatives previously shall have been advised of such filing and furnished with a copy thereof, and the Representatives and the counsel for the Underwriters shall have approved such filing.

                              (xi) If the Company elects to rely on Rule 462(b) of the Regulations, the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable filing fees in accordance with Rule 111 of the Regulations by the earlier of (A) 10:00 p.m., New York time, on the date of this Agreement and (B) the time confirmations are sent or given, as specified by Rule 462(b)(2).

                             (xii) The Company, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

                            (xiii) The Company will comply with all provisions of all undertakings contained in the Registration Statement.

                             (xiv) Prior to the Closing Date or any Additional Closing Date, as the case may be, the Company shall not issue any press release or other media communication, directly or indirectly, or hold any press conference with respect to the Company or its financial condition, results of operations, business, prospects, properties, assets or this offering, without the express involvement or prior review thereof by the Representatives.

                              (xv) The Company will use its best efforts to maintain in effect the listing of the Common Stock on the Nasdaq National Market and shall take all necessary steps to cause the Shares and the Additional Shares to be included on the Nasdaq National Market simultaneously with the effective date of the Registration Statement and to maintain such inclusion for a period of three years after the date hereof or until such earlier date as the Common Stock shall be listed for regular trading privileges on the New York Stock Exchange, the American Stock Exchange or another national securities exchange approved by the Representatives.

                             (xvi) The Company will not invest the proceeds from the sale of the

           Shares and the Additional Shares in a manner to cause the Company to become an "investment company" within the meaning of the Investment Company Act.

                     (b) Each Selling Stockholder covenants and agrees with the several Underwriters that:

                               (i) Such Selling Stockholder consents to the use of the Prospectus and any amendment or supplement thereto by the Underwriters and all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith.

                              (ii) Such Selling Stockholder will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares.

                             (iii) Such Selling Stockholder will not at any time, directly or indirectly (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Shares or
           (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Shares by the Selling Stockholders under this Agreement).

                              (iv) During the period of 120 days from the date of the Prospectus, such Selling Stockholder will not, without the prior written consent of Equitable Securities Corporation, on behalf of the Underwriters, directly or indirectly, issue, offer, sell, pledge, offer to sell, contract to sell or grant any option to purchase, or otherwise sell or dispose (or announce any issuance, offer, sale, pledge, offer of sale, contract of sale or grant of an option to purchase or other sale or disposition) of, any shares of Common Stock or other capital stock of the Company (or any securities convertible into, or exchangeable or exercisable for, any shares of Common Stock or other capital stock of the Company),

                               (v) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to the Representatives prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                              (vi) As soon as any Selling Stockholder is advised thereof, such Selling Stockholder will advise the Representatives (and immediately confirm such advice in writing), (A) of receipt by such Selling Stockholder, or by any representative or agent of such Selling Stockholder, of any communication from the Commission relating to the Registration Statement, the Prospectus or any Preliminary Prospectus, or any notice or order of the Commission relating to the Company or such Selling Stockholder in connection with the transactions contemplated by this Agreement and (B) of the happening of any event which makes or may make any statement made in the Registration Statement, the Prospectus or any Preliminary Prospectus untrue or that requires the making of any changes in the Registration Statement, the Prospectus or any Preliminary Prospectus, as the case may be, in order to make the statements therein not misleading.

           6. Payment of Expenses. The Company hereby agrees to pay all fees and expenses (other than fees and expenses of counsel for the Underwriters, except for such fees and expenses of counsel for the Underwriters as provided for in Sections 6(c) and 6(e) hereof) in connection with (a) the preparation, printing, filing, distribution and mailing of the Registration Statement and the Prospectus and the printing, filing, distribution and mailing of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, Underwriters' Questionnaire and related documents, including the cost of all copies thereof and the Preliminary Prospectuses and of the Prospectus and any amendments or supplements thereto supplied to the Underwriters and dealers in quantities as hereinabove stated, (b) the issuance, sale, transfer and delivery of the Shares and the Additional Shares, including any transfer or other taxes payable thereon, if any, (c) the qualification of the Shares and the Additional Shares under state or foreign "blue sky" or securities laws, including the costs of printing and mailing the preliminary and final "Blue Sky Survey" and the reasonable fees of counsel for the Underwriters and the disbursements in connection therewith, (d) the filing fees payable to the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), and the jurisdictions in which any "blue sky" qualification is sought, (e) the reasonable fees of counsel for the Underwriters and the disbursements in connection therewith relating to all filings with the NASD and (f) the listing of the Shares and the Additional Shares on the Nasdaq National Market. If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company or the Selling Stockholders to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares.

           7. Conditions of Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Shares and the Additional Shares, as provided herein, shall be subject, in their discretion, to the continuing accuracy of the representations and warranties of the Company and the Selling Stockholders contained herein and in each certificate and document contemplated under this Agreement to be delivered to the Representatives, as of the date hereof and as of the Closing Date (or the Additional Closing Date, as the case may be), to the absence from any certificates, opinions, written statements or letters furnished to the Representatives or to Stroock & Stroock & Lavan LLP, counsel to the Underwriters pursuant to this Section 7 of any misstatement or omission, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to the following conditions:

                     (a) The Registration Statement shall have become effective not later than 5:30 p.m., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representatives; if the Company shall have elected to rely upon Rule 430A or Rule 434 of the Regulations, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a) hereof; and at or prior to the Closing Date no Stop Order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened.

                     (b) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change, or any development involving a material adverse change, in the general affairs, business, prospects, properties, assets, management, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) neither the Company nor any of its subsidiaries shall have sustained any loss or interference with its business or properties, which loss or interference is material to the Company and its subsidiaries, taken as a whole, and which loss or interference is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares and the Additional Shares by the Underwriters at the public offering price.

                     (c) At the Closing Date and any Additional Closing Date, as the case may be, the Representatives shall have received the favorable written opinion of Cooley Godward LLP, counsel to the Company, addressed to the Underwriters, in form and substance satisfactory to the Representatives, to the effect that:

                               (i) Each of the Company and its subsidiaries is a
                     corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation, with full corporate power and authority to own, lease, license, and use its properties and assets and to conduct its business in the manner described in the Prospectus.

                              (ii) Each of the Company and its subsidiaries is
                     duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing or use of property and assets makes such qualification necessary.

                             (iii) The Company had, at July 31, 1997, an
                     authorized and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization." Each outstanding share of Common Stock (including the Shares being sold by the Selling Stockholders) are duly and validly authorized and issued, fully paid and nonassessable and were not issued and are not now in violation of or subject to any preemptive or similar rights. The Shares and Additional Shares being sold by the Company hereunder are duly and validly authorized, issued and outstanding, fully paid and nonassessable, and have not been issued in violation of or subject to any preemptive or similar rights and, when delivered and sold in accordance with this Agreement, the Underwriters will receive good title to the Shares and Additional Shares purchased by them from the Company, free and clear of all liens, security interests, pledges, charges, claims, encumbrances, restrictions on transfer, stockholder agreements, voting trust, voting rights or other defect of title whatsoever. The securities of the Company conform to the descriptions thereof contained in the Registration Statement or the Prospectus. To such counsel's knowledge, there is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company, except as properly described in the Prospectus. Except for the Shares being sold by the Selling Stockholders, to such counsel's knowledge, no holder of securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares and Additional Shares contemplated hereby (other than any such registration rights that have been waived in writing). All of the issued and outstanding shares of capital stock of each subsidiary of the Company has been duly and validly authorized and issued, fully paid and nonassessable and were not issued in violation of preemptive or similar rights. The Company owns, directly or indirectly, all of the outstanding shares of capital stock of each of its subsidiaries free and clear of all liens, security interests, pledges, charges, claims, encumbrances, restrictions on transfer, stockholder agreements, voting trust, voting rights or other defect of title whatsoever.

                              (iv) To such counsel's knowledge, there is no
                     action, suit, arbitration, claim, governmental or other proceeding or investigation (domestic or foreign, formal or informal) pending or threatened with respect to the Company or its subsidiaries or any of their respective operations, businesses, properties or assets, except as properly described in the Prospectus or such as, individually or in the aggregate, do not now have and are not reasonably expected in the future to have a material adverse effect upon the results of operations, business, condition (financial or otherwise), properties or assets of the Company.

                               (v) To such counsel's knowledge, none of the
                     Company, its subsidiaries or any other party is now, or with notice or passage of time or both or upon consummation of the transactions contemplated hereby will be, in violation or breach of, or in default with respect to, any provision of any contract, agreement, instrument, lease, license, arrangement or understanding known to such counsel to which the Company or any of its subsidiaries is a party, or to which any of their respective properties or assets are subject (including those filed as exhibits to the

                     Company's Annual Report on Form 10-K for the fiscal year ended April 30, 1997 and the Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 1997), except as properly described in the Prospectus.

                              (vi) Neither the Company nor any of its
                     subsidiaries is in violation or breach of, or in default with respect to, any term of its respective certificate or articles of incorporation or by-laws.

                             (vii) The Company has all full power (corporate and
                     other) to execute and deliver and to carry out all the terms and provisions hereof to be carried out by it. All necessary corporate proceedings of the Company have been taken to authorize the Company's execution, delivery and performance of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company, is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, fraudulent conveyance and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal (domestic or foreign) is required by the Company for the execution, delivery or performance of this Agreement by the Company other than those that have been obtained and granted as may have been required by state securities or "blue sky" laws. Such opinion shall state that all filings were made under the Act. No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding known to such counsel to which the Company or any of its subsidiaries is a party, or to which any of their respective properties or assets are subject (including those filed as exhibits to the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 1997 and the Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 1997) is required for the execution, delivery or performance of this Agreement other than those which have been received; and the execution and delivery of this Agreement will not, and this Agreement may be performed in a manner that does not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement or understanding or violate or result in a breach of any term of the certificate or articles of incorporation or by-laws of the Company or its subsidiaries, or violate, result in a breach of, or conflict with any law, rule, regulation (except for such law, rule or regulation the violation of which would not have, individually or in the aggregate, a material adverse effect on the results of operations, business, condition (financial or otherwise), properties or assets of the Company and its subsidiaries, taken as a whole), order, judgment, or decree known to such counsel binding on the Company or any of its subsidiaries or to which any of their respective operations, businesses, properties or assets are subject.

                            (viii) Any contract, agreement, instrument, lease or
                     license known to counsel and required to be described in the Registration Statement or the Prospectus has been described properly therein. Any contract, agreement, instrument, lease or license known to counsel required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to the Registration Statement.

                              (ix) To such counsel's knowledge, each of the
                     Company and its subsidiaries possesses or has made application for all material authority, material certificates and material permits issued by the appropriate local, state, federal and foreign regulatory agencies or bodies necessary to conduct their respective businesses, in the manner described in the Prospectus, and to the knowledge of such counsel, neither the Company nor any of its subsidiaries has received any notice of any proceeding relating to the revocation or modification of any such authority, material certificate or material permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the results of operations, business, condition (financial or otherwise), properties or assets of the Company and its subsidiaries, taken as a whole, except as properly disclosed in the Prospectus.

                               (x) The Registration Statement and the Prospectus
                     and any amendments thereof or supplements thereto (other than the financial statements and the notes thereto and related schedules and other financial data included therein, as to which no opinion need be expressed) comply as to form in all material respects with the requirements of the Act and the Regulations. The documents filed under the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus and any amendment thereof or supplement thereto (other than the financial statements and the notes thereto and related schedules included or incorporated by reference therein, as to which no opinion need be expressed) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations thereunder; and they have no reason to believe that any of such documents, when such documents became effective or were so filed, as they case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

                              (xi) The Registration Statement has become
                     effective under the Act and,
                     to such counsel's knowledge, no Stop Order has been issued and no proceedings for that purpose have been instituted or threatened.

                             (xii) The statements set forth in the Prospectus
                     under the captions "Risk Factors," "Business," "Description of Capital Stock," "Management" and "Principal and Selling Stockholders," insofar as such statements constitute summaries of statutes, laws, regulations and legal or governmental proceedings, have been reviewed by such counsel and are accurate in all material respects (it being understood that such counsel need express no opinion with respect to statements set forth under the captions "Risk Factors--Impact of Health Care Reforms," "--Government Regulation" and "Business--Government Regulation" in the Prospectus).

                            (xiii) The Company is not, and upon consummation of
                     the transactions contemplated hereby will not be, subject to registration as an "investment company" under the Investment Company Act.

                     In addition, such counsel shall also state that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434 of the Regulations, if applicable), or any amendment thereof made prior to the Closing Date as of the date of such amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and the notes thereto and related schedules and other financial data included therein and the information as to regulatory matters described under the captions "Risk Factors--Impact of Health Care Reforms," "--Government Regulation" and "Business--Government Regulation" in the Prospectus).

                     In rendering such opinions, counsel for the Company may rely (A) as to matters involving the application of laws other than the federal laws of the United States and the laws of the States of Delaware and California, to the extent such counsel deems proper and to the extent specified in such opinion, upon an opinion or opinions, (in form and substance satisfactory to counsel for the Underwriters) of other counsel, acceptable to counsel for the Underwriters, familiar with applicable laws, in which case the opinions of such counsel shall state that the opinion or opinions of such other counsel are satisfactory in scope and form to such counsel and that reliance thereon by such counsel and the Underwriters is reasonable; (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and its subsidiaries; and (C) to the extent they deem proper, upon written statements or certificates of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries provided that copies of any such statements or certificates shall be delivered to counsel for the Underwriters.

                     References to the Registration Statement and the Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

                     (d) At the Closing Date, the Representatives shall have received the favorable written opinion of Cooley Godward LLP, counsel to the Selling Stockholders, addressed to the Underwriters, in form and substance satisfactory to the Representatives, to the effect that:

                               (i) Each Selling Stockholder has full power
                     (including corporate or partnership power, if a corporation or a partnership) to enter into this Agreement, the Custody Agreement and the Power-of-Attorney and to sell, transfer and deliver the Shares being sold by such Selling Stockholder hereunder in the manner provided in this Agreement and to perform its obligations under the Custody Agreement; the execution and delivery of this Agreement, the Custody Agreement and the Power-of-Attorney have been duly authorized by all necessary corporate action of each Selling Stockholder that is a corporation; this Agreement, the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by each Selling Stockholder; assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power-of-Attorney are the legal, valid and binding obligation of each Selling Stockholder, enforceable against each Selling Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, fraudulent conveyance and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                              (ii) Upon the delivery by each Selling Stockholder
                     to the several Underwriters of certificates for the Shares being sold hereunder by such Selling Stockholder against payment therefor as provided herein, the several Underwriters will own the Shares sold by the Selling Stockholders, free and clear of any adverse claim or restriction on transfer.

                             (iii) The sale of Shares to the Underwriters by
                     each Selling Stockholder pursuant to this Agreement, the compliance by such Selling Stockholder with the other provisions of this Agreement and the Custody Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of such Selling Stockholder's properties are bound, or, in the case of a Selling Stockholder that is a corporation, the charter documents or bylaws of such Selling Stockholder or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Stockholder.

                              (iv) The statements in the Registration Statement
                     and in the Prospectus under the caption "Principal and Selling Stockholders," insofar as such statements constitute a summary of the matters referred to therein, fairly present the information called for with respect to such matters.

                     In rendering any such opinions, such counsel may rely, as to matters of fact, to the extent such counsel may deem proper, upon a certificate of the Selling Stockholders and, as to matters involving the laws of jurisdictions in which such counsel are not admitted to practice, to the extent satisfactory to counsel for the Underwriters, upon the opinion of local counsel in such jurisdictions. The foregoing opinion shall also state that the Underwriters are justified in relying on any such opinion of such local counsel, and copies of the opinion of such local counsel shall be delivered to the Representatives and counsel for the Underwriters.

                     References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

                     (e) At the Closing Date and any Additional Closing Date, as the case may be, the Representatives shall have received the favorable written opinion of Vinson & Elkins, special regulatory counsel to the Company, addressed to the Underwriters, in form and substance satisfactory to the Representatives, to the effect that the statements in the Registration Statement and Prospectus under the captions "Risk Factors--Impact of Health Care Reform and the Balanced Budget Act of 1997," "--Government Regulation" and "Business--Government Regulation," insofar as such statements constitute summaries of the legal matters or proceedings referred to therein, are correct and accurate summaries in all material respects.

                     Such counsel shall also confirm that no facts have come to the attention of such counsel that would lead such counsel to believe that the sections of the Registration

           Statement under the captions "Risk Factors--Impact of Health Care Reforms," "--Government Regulation" and "Business--Government Regulation," as of the effective date of the Registration Statement and as of the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the sections of the Prospectus under the captions "Risk Factors--Impact of Health Care Reforms," "--Government Regulation" and "Business--Government Regulation," as of the date of the Prospectus or the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                     References to the Registration Statement and the Prospectus in this paragraph (e) shall include any amendment or supplement thereto at the date of such opinion.

                     (f) On or prior to the Closing Date and any Additional Closing Date, as the case may be, the Underwriters shall have been furnished such information, documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review the matters referred to in Section 7(b), and in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties, covenants, agreements or conditions herein contained, or as the Representatives may reasonably request.

                     (g) At the Closing Date and any Additional Closing Date, as the case may be, the Representatives shall have received a certificate of the chief executive officer and the chief financial officer of the Company, dated the Closing Date or such Additional Closing Date, as the case may be, to the effect that (i) the conditions set forth in Section 7(a) has been satisfied, (ii) as of the date of this Agreement and as of the Closing Date or such Additional Closing Date, as the case may be, the representations and warranties of the Company contained herein were and are accurate,
           (iii) as of the Closing Date or such Additional Closing Date, as the case may be, the obligations to be performed by the Company hereunder on or prior hereto have been fully performed and (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a material adverse change, in the general affairs, business, prospects, properties, assets, management, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except in each case as described in or contemplated by the Prospectus.

                     (h) At the time this Agreement is executed and at the Closing Date and any Additional Closing Date, as the case may be, the Representatives shall have received a letter, addressed to the Underwriters and in form and substance satisfactory to the Representatives, with reproduced copies or signed counterparts thereof for each of the Underwriters, from Ernst & Young LLP, independent public accountants for the Company, dated the date of delivery:

                               (i) confirming that they are or during the period covered by their report included in the Registration Statement and the Prospectus they were, independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the Regulations and stating that the response to Item 10 of the Registration Statement is correct insofar as it relates to them;

                              (ii) stating that, in their opinion, the audited financial statements, and any related schedules of the Company and its subsidiaries included and incorporated by reference in the Registration Statement and the Prospectus examined by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the applicable published rules and regulations of the Commission thereunder;

                             (iii) stating that, on the basis of (x) their limited review in accordance with standards established by the American Institute of Certified Public Accountants of any interim unaudited consolidated financial statements of the Company and its subsidiaries as indicated in their report included in the Registration Statement and the Prospectus and (y) certain specified procedures performed on the unaudited condensed consolidated balance sheet as of July 31, 1997 and the unaudited consolidated statements of operations and of cash flows for the three-month periods ended July 31, 1997 and 1996 included in the Registration Statement and inquiries of officers and other employees of the Company and its subsidiaries who have responsibility for financial and accounting matters of the Company, nothing has come to their attention that would cause them to believe that (A) such unaudited consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and, if applicable, the Exchange Act and the applicable published rules and regulations of the Commission thereunder or (B) any material modifications should be made to such unaudited consolidated financial statements for them to be in conformity with generally accepted accounting principles;

                              (iv) stating that, on the basis of procedures (but not an examination or review made in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim consolidated financial statements of the Company and its subsidiaries (with an indication of the date of the latest available unaudited interim consolidated financial statements), a reading of the latest available minutes of the stockholders and boards of directors of the Company and its subsidiaries and committees of such boards subsequent to July 31, 1997, inquiries to certain officers and other employees of the Company and its subsidiaries responsible for financial and accounting matters with respect to transactions and events subsequent to July 31, 1997 and other specified procedures and inquiries to a date not more than five days prior to the date of such letter, nothing has come to their attention that would cause them to believe that: (A) with respect to the period subsequent to July 31, 1997 there were, as of the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and as of a specified date not more than five days prior to the date of such letter, any changes in the capital stock or increases in long-term indebtedness of the Company or any decrease in the net current assets or stockholders' equity of the Company, in each case as compared with the amounts shown in the most recent balance sheet of the Company and its subsidiaries presented in the Registration Statement and the Prospectus, except for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter which the Representatives in their sole discretion shall accept; (B) that during the period from July 31, 1997 to the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and to a specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the prior fiscal year, in total revenues, or total net income or earnings per share, except for decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter which the Representatives in their sole discretion shall accept; and

                               (v) stating that they have compared specific numerical data and financial information pertaining to the Company and its subsidiaries set forth in the Registration Statement, each Preliminary Prospectus, and the Prospectus, if applicable, which have been specified by the Representatives prior to the date of this Agreement, to the extent that such data and information may be derived from the general accounting and financial records of the Company and its subsidiaries, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

                     (i) All proceedings taken in connection with the issuance, sale, transfer and delivery of the Shares and the Additional Shares shall be satisfactory in form and substance to the Representatives and to counsel for the Underwriters, and the Underwriters shall have received from such counsel for the Underwriters a favorable opinion, dated as of the Closing Date and the Additional Closing Date, as the case may be, with respect to such of the matters set forth under
           Section 7(b), and with respect to such other related matters, as the Representatives may reasonably request.

                     (j) The NASD, upon review of the terms of the public offering of the Shares and the Additional Shares, shall not have objected to the Underwriters' participation in such offering.

                     (k) The Representatives shall have received a certificate executed by an Attorney-in-Fact on behalf of each Selling Stockholder to the effect that the representations and warranties of such Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date; such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and the Registration Statement and the Prospectus, as amended or supplemented as of the Closing Date, contain all statements required to be included therein regarding such Selling Stockholder, and the Registration Statement, as amended as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Closing Date, does not include any untrue statement of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                     (l) The Representatives shall have received from each person who is a director or officer of the Company and such stockholders as have been heretofore designated by the Representatives and listed on Schedule 3 hereto an agreement to the effect that such person will not, without the prior written consent of Equitable Securities Corporation, on behalf of the Underwriters, directly or indirectly, issue, offer, sell, pledge, offer to sell, contract to sell or grant any option to purchase, or otherwise sell or dispose (or announce any issuance, offer, sale, pledge, offer of sale, contract of sale or grant of an option to purchase or other sale or disposition) of, any shares of Common Stock or other capital stock of the Company (or any securities convertible into, or exchangeable or exercisable for, any shares of Common Stock or other capital stock of the Company) for a period of 120 days after the date of the Prospectus.

                     (m) At the Closing Date and any Additional Closing Date, the Representatives shall have received an opinion of Stroock & Stroock & Lavan LLP, counsel for the Underwriters, with respect to the issuance and sale of the Shares and Additional Shares, as applicable, the Registration Statement, the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to counsel for the Underwriters such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

           Any certificate or other document signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company hereunder to the Underwriters as to the statements made therein. Any certificate or other document signed by or on behalf of a Selling Stockholder and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Stockholder hereunder to the Underwriters as to statements made therein. The Company and the Selling Stockholders shall furnish to the Representative or to counsel for the Underwriters such conformed copies of such opinions, certificate, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request. If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or any Additional Closing Date, as the case may be, is not so fulfilled, the Representatives may on behalf of the several Underwriters terminate this Agreement or, if the Representatives so elect, in writing waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

           8.  Indemnification and Contribution.

           (a) The Company will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or State statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement made by the Company in Section 2 of this Agreement, (ii) any untrue statement or alleged untrue statement of any material fact contained in
(A) any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus and
(B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares or the Additional Shares under the securities or Blue Sky laws thereof or filed with the Commission or any securities association or securities exchange (each, an "Application") or (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares or the Additional Shares in the public offering to any person by an Underwriter and is based solely on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

           (b) Each Selling Stockholder, severally and not jointly, will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or State statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on
(i) any untrue statement or alleged untrue statement made by such Selling Stockholder in Section 2 of this Agreement, (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus and (B) any Application executed by such Selling Stockholder or based upon written information furnished by or on behalf of such Selling Stockholder or (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such Selling Stockholder will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based solely on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus; and provided, further, however, that such Selling Stockholder will be liable in any such case only to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged untrue statement or omission made in the Registration Statement or any amendment thereto or in the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder. This indemnity agreement will be in addition to any liability that such Selling Stockholder may otherwise have. The Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

           (c) Each Underwriter will indemnify and hold harmless the Company, each Selling Stockholder, each person, if any, who controls the Company or each Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company and the Selling Stockholders to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of such Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that each Underwriter might otherwise have. Notwithstanding the foregoing, no Underwriter shall be obligated to indemnify any such party hereunder in an amount that exceeds the sum of the underwriting discounts received by it pursuant to this Agreement. The Company and the Selling Stockholders acknowledge that the statements set forth in the last paragraph of the cover page of the Prospectus and in the _________ paragraphs under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

           (d) Any party that proposes to assert the right to be indemnified under this Section 8 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 8, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 8 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless
(1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party shall not be liable for any settlement of any action or claim effected without its written consent (which consent shall not be unreasonably withheld). No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any action, suit or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification is being sought hereunder (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional written release in form and substance satisfactory to the indemnified parties of each indemnified party from all liability arising out of such action, suit, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

           (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 8 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, the Selling Stockholders or the Underwriters, the Company, the Selling Stockholders and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company, any one or more of the Selling Stockholders and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bears to the total underwriting discounts received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 8(e) shall be deemed to include, for purpose of this Section 8(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(e), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(e), any person who controls a party to this Agreement within the meaning of Section 15 of the Act or

Section 20 of the Exchange Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 8(e), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8(e). No party shall be liable for contribution with respect to any action or claim settled without its written consent (which consent shall not be unreasonably withheld). The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Agreement Among Underwriters dated the date hereof among the Representatives and the other Underwriters.

           (f) The indemnity and contribution agreements contained in this
Section 8 and the representations and warranties of the Company and each Selling Stockholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares or Additional Shares and payment therefor or (iii) any termination of this Agreement.

           9. Default by an Underwriter.

           (a) If any Underwriter defaults in its obligation to purchase Shares or Additional Shares hereunder, and if the number of Shares or Additional Shares to which the defaults of all Underwriters in the aggregate relate does not exceed 10% of the number of Shares or Additional Shares, as the case may be, which all Underwriters have agreed to purchase hereunder, then such Shares or Additional Shares to which such defaults relate shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

           (b) If such defaults exceed in the aggregate 10% of the number of Shares or Additional Shares, as the case may be, which all Underwriters have agreed to purchase hereunder, the Representatives may in their discretion arrange for themselves or for another party or parties to purchase such Shares or Additional Shares, as the case may be, to which such defaults related on the terms contained herein.

           If the Representatives do not arrange for the purchase of such Shares or Additional Shares, as the case may be, within one business day after the occurrence of defaults relating to in excess of 10% of the number of Shares or Additional Shares, as the case may be, then the Company shall be entitled to a further period of one business day within which to procure another party or parties satisfactory to the Representatives to purchase such Shares or Additional Shares, as the case may be, on such terms. If the Representatives do not or the Company does not arrange for the purchase of the Shares or Additional Shares, as the case may be, to which such defaults related as provided in this
Section 9(b), this Agreement may be terminated by the Representatives or the Company, without liability on the part of the Company (except that the provisions of Sections 6, 8, 10, 11, 13, 14 and 15 shall survive such termination) or the several

Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to the Company for any damage occasioned by its default hereunder.

           (c) If the Shares or Additional Shares to which such defaults relate are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representatives and the Company shall each have the right to postpone the Closing Date or the Additional Closing Date, as the case may be, for a reasonable period, but not in any event more than five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements with respect to the Shares or the Additional Shares, and the Company agrees to prepare and file promptly any amendment or supplement to the Registration Statement or the Prospectus which in the opinion of counsel to the Underwriters may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 as if such party had originally been a party to this Agreement and had been allocated the number of Shares and Additional Shares actually purchased by it as a result of its original commitment to purchase Shares and Additional Shares and its purchase of Shares or Additional Shares pursuant to this Section 9.

           10. Representations and Agreements to Survive Delivery. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements at the Closing Date and any Additional Closing Date, and such representations, warranties, covenants and agreements of the Underwriters, the Company and the Selling Stockholders, including the indemnity and contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any indemnified person, or by or on behalf of the Company or the Selling Stockholders, or any person or entity which is entitled to be indemnified under
Section 8, and shall survive termination of this Agreement or the delivery of the Shares and the Additional Shares to the several Underwriters. In addition, the provisions of Sections 6, 8, 10, 11, 13, 14 and 15 shall survive termination of this Agreement, whether such termination occurs before or after the Closing Date or any Additional Closing Date.

           11. Effective Date of this Agreement and Termination Thereof.

           (a) This Agreement shall become effective, upon the later of when (i) you and the Company shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. If either the initial public offering price or the purchase price per Share has not been agreed upon prior to 5:00 p.m., New York time, on the fifth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company or the Underwriters except as herein expressly provided. The Company may prevent this Agreement from becoming effective without liability of any party to any other party, except as noted below in this Section 11, by giving notice as provided in Section 11(c) before the time this Agreement becomes effective.

           (b) The Representatives shall have the right to terminate this Agreement at any time prior to the Closing Date or any Additional Closing Date, as the case may be, by giving notice to the Company if any domestic or international event, act, or occurrence has disrupted materially, or in the opinion of the Representatives will disrupt materially in the immediate future, the securities markets; or if there shall have been a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange, the American Stock Exchange or in the Nasdaq National Market; or if there shall have been an outbreak of major hostilities or other national or international calamity; or if a banking moratorium has been declared by a state or federal authority; or if a moratorium in foreign exchange trading by major international banks or persons has been declared; or if there shall have been a material interruption in the mail service or other means of communication within the United States; or if the Company shall have sustained a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the opinion of the Representatives, make it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares or the Additional Shares, as the case may be; or if there shall have been such change in the market for the Company's securities or securities in general or in political, financial or economic conditions as in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Shares or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus.

           (c) If the Representatives elect to prevent this Agreement from becoming effective, as provided in this Section 11, or to terminate this Agreement, the Representatives shall notify the Company promptly by telephone, telex or telegram, confirmed by letter. If, as so provided, the Company elects to prevent this Agreement from becoming effective or to terminate this Agreement, the Company shall notify the Representatives promptly by telephone, telex or telegram, confirmed by letter.

           (d) Anything in this Agreement to the contrary notwithstanding (except as specified in Section 11(e)), if this Agreement shall not become effective by reason of an election pursuant to this Section 11 or if this Agreement shall terminate or shall otherwise fail to be carried out within the time specified herein by reason of any failure on the part of the Company or the Selling Stockholders to perform any covenant or agreement or satisfy any condition of this Agreement by them to be performed or satisfied, the sole liability of the Company to the several Underwriters, in addition to the obligations the Company assumed pursuant to Section 6, will be to reimburse promptly the several Underwriters for such out-of-pocket expenses (including the fees and expenses of their counsel) as shall have been incurred by them in connection with this Agreement and the proposed offer, sale and delivery of the Shares and the Additional Shares, and upon demand the Company agrees to pay promptly the full amount thereof to the Representative for the respective accounts of the Underwriters. Anything in this Agreement to the contrary notwithstanding other than Section 11(e), if this Agreement shall not be carried out within the time specified herein for any reason other than the failure on the part of the Company or the Selling Stockholders to perform any covenant or agreement or satisfy any condition in this Agreement by them to be performed or satisfied, the Company shall have no liability to the several Underwriters other than for the obligations assumed by the Company pursuant to Section 6.

           (e) Notwithstanding any election hereunder or any termination of this Agreement, and whether or not this Agreement is to be carried out otherwise, the provisions of Sections 6, 8, 10, 11, 13, 14 and 15 shall not be affected in any way by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

           12. Notices. All communications hereunder, except as specifically may be provided otherwise herein, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, or telexed, telegraphed or telecopied, and confirmed by letter, to such Underwriter, c/o Equitable Securities Corporation, 800 Nashville City Center, Nashville, Tennessee 37219-1743,
Attention: R. Riley Sweat, Telecopy: (615) 780-9420, with a copy to Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, Attention:
James R. Tanenbaum, Esq., Telecopy: (212) 806-6006; or, if sent to the Company, shall be mailed, delivered or telexed, telegraphed or telecopied, and confirmed by letter, to the Company, 501 Washington Avenue, 5th Floor, San Diego, California 92103, Attention: President, Telecopy: (619) 260-1151, with a copy to Cooley Godward LLP, 4365 Executive Drive, Suite 1200, San Diego, California 92121-2128, Attention: Jeremy D. Glaser, Esq., Telecopy: (619) 453-3555. All notices hereunder shall be effective upon receipt by the party to which such notice is addressed.

           13. Parties. The Representatives represent that they are authorized to act on behalf of the several Underwriters named in Schedule 1 hereto, and the Company shall be entitled to act and rely on any request, notice, consent, waiver or agreement purportedly given on behalf of the Underwriters when the same shall have been given by the Representatives on such behalf. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, the Company and the persons and entities referred to in Section 8 who are entitled to indemnification or contribution, and their respective successors, legal representatives and assigns (which shall not include any buyer, as such, of the Shares or the Additional Shares), and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. Notwithstanding anything contained in this Agreement to the contrary, all of the obligations of the Underwriters hereunder are several and not joint.

           14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

           15. Counterparts. This Agreement may be signed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall constitute one and the same agreement.

           If the foregoing correct sets forth the understanding among you, the Company and the Selling Stockholders, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                      Very truly yours,


                                      PMR CORPORATION


                                      By:______________________________
                                         Name:
                                         Title:


                                      THE SELLING STOCKHOLDERS NAMED IN
                                      SCHEDULE 2 HERETO


                                      By:_______________________________
                                         Attorney-in-Fact


Accepted as of the date first above written.

EQUITABLE SECURITIES CORPORATION
LEHMAN BROTHERS INC.
WESSELS, ARNOLD & HENDERSON, L.L.C.
  on behalf of themselves and
  the other Underwriters
  named in Schedule 1 hereto

By:  EQUITABLE SECURITIES CORPORATION


By:____________________________________
   Name:
   Title:

                                   SCHEDULE 1

                                                              (1)                   (2)                           (3)
                                                           Number of              Number of                 Total Aggregate
                                                         Shares to be           Shares to be                    Number
                                                        Purchased from        Purchased from the             of Shares to
                                                          the Company        Selling Stockholders            be Purchased
                                                          -----------        --------------------            ------------

   Underwriter
   -----------
Equitable Securities Corporation
Lehman Brothers Inc.
Wessels, Arnold & Henderson, L.L.C                       ______________       _________________             _______________

   Total
                                                         ==============       =================             ===============

                                   SCHEDULE 2

                              SELLING STOCKHOLDERS

Name                                            Number of Shares to be Sold
----                                            ---------------------------
Total


                                   SCHEDULE 3

                               LOCK-UP AGREEMENTS


Allen Tepper

Tepper Family Trust

Tepper 1996 Charitable Remainder Trust dated 11/19/96

Fred D. Furman

Mark P. Clein

Susan D. Erskine

William N. Erskine

Daniel L. Frank

Eugene D. Hill, III

Charles C. McGettigan

Richard A. Niglio

Myron A. Wick, III

J. Patterson McBaine

Jon D. Gruber

Proactive Investment Managers, L.P.

Proactive Partners, L.P.

Fremont Proactive Partners, L.P.